Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill
Goodwill

12. Goodwill

The changes in the carrying amount of goodwill were as follows:

Amount
RMB
Balance as of December 31, 2017	—
Additions (Note 9)	147,296
Balance as of December 31, 2018	147,296
Additions (Note 9)	12,743
Impairment	(147,296)
Translation adjustments	(46)
Balance as of December 31, 2019	12,697

In September 2019, the business of Databook was suspended and an investigation was conducted against Databook and certain of its employees by competent authorities in relation to the compliance of information collection or use. The Group therefore recorded a full impairment for goodwill, intangible assets, and an impairment for other assets attributable to the Databook, totaling RMB254.7 million as of December 31, 2019. See Note 25(b) for more detailed information.